UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2011

Exact name of registrants as specified in
Commission	their charters, address of principal executive	IRS Employer
File Number	offices and registrants’ telephone number	Identification Number
1-14465	IDACORP, Inc.	82-0505802
1-3198	Idaho Power Company	82-0130980
1221 W. Idaho Street
Boise, ID 83702-5627
(208) 388-2200

State or Other Jurisdiction of Incorporation: Idaho

None
Former name or former address, if changed since last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

On February 23, 2011, IDACORP, Inc. (the “Company”) issued a press release reporting its financial results for the year ended December 31, 2010.  A copy of the press release is attached as Exhibit 99.1.  On the same day, members of the Company’s management will hold a teleconference to discuss the financial results, and the presentation attached as Exhibit 99.2 will accompany management’s comments.

The information in this report, including the press release and teleconference presentation furnished as Exhibits 99.1 and 99.2 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The exhibits furnished with this report contain business segment information for Idaho Power Company.  Accordingly, this report is also being furnished on behalf of such registrant.

Forward-Looking Statements

Certain statements contained in this report, including statements with respect to future earnings, ongoing operations, and financial condition, are forward-looking statements within the meaning of federal securities laws and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995.  Any statements that express or involve discussions as to expectations, beliefs, plans, objectives, assumptions, or future events or performance, often, but not always, through the use of words or phrases such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “targets,” “predicts,” “projects,” “may result,” “may continue,” or similar expressions, are not statements of historical facts and may be forward-looking.  Although IDACORP, Inc. (IDACORP) and Idaho Power Company (Idaho Power) believe that the expectations and assumptions reflected in these forward-looking statements are reasonable, these statements involve a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements.  Factors that could cause actual results to differ materially from the forward-looking statements include the following: (a) the effect of regulatory decisions by the Idaho Public Utilities Commission, the Oregon Public Utility Commission, and the Federal Energy Regulatory Commission affecting Idaho Power’s ability to recover costs and/or earn a reasonable rate of return, including, but not limited to, the recovery or disallowance of costs that have been deferred, financings, allowed rates of return, electricity pricing and price structures, acquisition and disposal of assets and facilities, and current or prospective wholesale and retail competition; (b) changes in and compliance with state and federal laws, policies, and regulations, including new interpretations and enforcement initiatives by regulatory and oversight bodies, including, but not limited to, the Federal Energy Regulatory Commission and Idaho and Oregon state regulatory commissions; (c) changes in tax laws or new interpretations of tax laws, and the availability, use, and regulatory treatment of any tax credits; (d) litigation and regulatory proceedings, and penalties, settlements, or awards that influence business and profitability; (e) changes in and costs of compliance with laws, regulations, and policies relating to the environment, natural resources, and endangered species and the adoption of laws and regulations addressing the environment; (f) increases in capital expenditures and potential reductions in generation capacity as a result of regulatory conditions that may be imposed on power generating plant license renewals, or the non-renewal of such licenses; (g) global climate change and regional weather variations affecting customer demand and hydroelectric generation; (h) over-appropriation of surface and groundwater in the Snake River Basin and the resulting impact on hydroelectric generation; (i) inability to obtain required permits and approvals, rights-of-way, and siting, and risks related to contracting, construction, and start-up, for infrastructure development projects; (j) delays and cost increases in connection with the construction or modification of generating facilities and other capital projects; (k) breakdown or failure of equipment, forced outages, availability of electrical transmission capacity, and the availability of water for hydroelectric power generation, natural gas, coal, and diesel for power generation at thermal plants, and wind conditions for wind power generation; (l) changes in costs and availability of materials, fuel, and commodities, and their impact on the ability to meet required loads and on the wholesale energy market in the western United States; (m) disruptions of Idaho Power’s transmission system or interconnected transmission systems; (n) customer growth rates within Idaho Power’s service area; (o) the continuing effects of the weak economy, including decreased demand for electricity and reduced revenue from sales of excess energy during periods of low wholesale market prices; (p) market prices and demand for energy; (q) reductions in credit ratings and the resulting impact on access to capital markets; (r) results of financing efforts, including the ability to obtain financing or refinance existing debt when necessary or on favorable terms; (s) increases in the costs associated with energy commodity and other derivative instruments; (t) general capital market conditions and government regulation that affects the cost of capital, the ability to access the capital markets, and the amount of funding obligations for postretirement benefits; (u) weather and other natural phenomena such as earthquakes, floods, droughts, lightning, wind, and fire and their impact on power demand and infrastructure; and (v) new accounting or Securities and Exchange Commission or New York Stock Exchange requirements, or new interpretations or application of existing requirements.  Any such forward-looking statements should be considered in light of these factors and others noted in the companies’ Annual Report on Form 10-K for the year ended December 31, 2010 and other reports on file with the Securities and Exchange Commission.  Any forward-looking statement speaks only as of the date on which such statement is made.  IDACORP and Idaho Power disclaim any obligation to update publicly any forward-looking information, whether in response to new information, future events, or otherwise, except as required by applicable law.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits. The following exhibits are being furnished as part of this report.

Exhibit
Number	Description

99.1	IDACORP, Inc. Press Release dated February 23, 2011
99.2	IDACORP, Inc. Fourth Quarter 2010 Financial Teleconference Presentation dated February 23, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated: February 23, 2011

IDACORP, INC.

By: /s/ Darrel T. Anderson

Darrel T. Anderson

Executive Vice President –

Administrative Services

and Chief Financial Officer

IDAHO POWER COMPANY

By: /s/ Darrel T. Anderson

Darrel T. Anderson

Executive Vice President –

Administrative Services

and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	IDACORP, Inc. Press Release dated February 23, 2011
99.2	IDACORP, Inc. Fourth Quarter 2010 Financial Teleconference Presentation dated February 23, 2011